ALLEGIANT ADVANTAGE FUND

                                 Advisor Shares

        Supplement dated March 1, 2006 to the Prospectus dated October 1,
                       2005, as previously supplemented.

       This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in
                        conjunction with the Prospectus.

FUND FEES AND EXPENSES

         EFFECTIVE MARCH 1, 2006, THE "ANNUAL FUND OPERATING EXPENSES" TABLE AND CORRESPONDING FOOTNOTES UNDER THE HEADING "FUND FEES AND EXPENSES" FOR THE ALLEGIANT ADVANTAGE FUND ON PAGE 4 OF THE PROSPECTUS ARE DELETED AND REPLACED WITH THE FOLLOWING:

ANNUAL FUND OPERATING EXPENSES                          ADVISOR
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)           SHARES

Investment Advisory Fees                                  0.15%(1)
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Distribution (12b-1) Fees                                 0.00%(2)
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Other Expenses:
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   Shareholder Servicing Fees                             0.05%(3)
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   Other                                                  0.05%(4)
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Total Other Expenses                                      0.10%
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Total Annual Fund
Operating Expenses                                        0.25%(1)
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(1) During the last fiscal  year,  the Adviser  waived  0.07% of its  Investment
    Advisory Fees in order to limit the Fund's Total Annual Operating Expenses to 0.27%. During the current fiscal year, the Adviser expects to waive 0.04% of its Investment Advisory Fees in order to limit the Funds' Total Annual Operating Expenses to 0.21%. This fee waiver is voluntary and may be revised or discontinued at any time.
(2) Distribution (12b-1) Fees have been restated to reflect current fees expected to be incurred by the Fund's Advisor Shares. The Fund may pay up to 0.02% in distribution (12b-1) fees with respect to Advisor Shares.
(3) Certain financial intermediaries may provide administrative services to their customers and may be paid up to 0.05% (on an annualized basis) of the net asset value of the Advisor Shares. For further information, see "Distribution of Fund Shares."
(4) Other Expenses have been restated to reflect current expenses expected to be incurred by the Fund's Advisor Shares.


THE TABLE UNDER THE HEADING "EXAMPLE" ON PAGE 4 OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

                          1 YEAR      3 YEARS       5 YEARS       10 YEARS
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    Advisor Shares         $26          $80           $141          $318
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          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE